Exhibit 99.1

Box Announces Record Third Quarter Fiscal 2016 Results

Customer base now includes 55% of the Fortune 500

REDWOOD CITY, Calif. – December 2, 2015 – Box, Inc. [NYSE: BOX], the leading enterprise content management and collaboration platform, today announced financial results for the third quarter of fiscal 2016, which ended October 31, 2015. During the quarter, Box added over 4,000 new customers, and added or significantly expanded deployments with leading enterprises like Amgen, Westfield Corporation, Sally Beauty Holdings, Grey Global Group, Southwest Airlines, Nest Labs, and more.

“Enterprises in every industry are moving content to the cloud by investing in modern platforms that accelerate employee productivity and replace legacy systems,” said Aaron Levie, co-founder and CEO of Box. “As our strong revenue growth in Q3 indicates, Box is uniquely positioned to drive this transition. We continue to deliver innovations like Box Governance and Box Platform that differentiate us from competitors and assist our global customers to standardize on Box as their next-generation content platform.”

“In the third quarter, we delivered strong year-over-year revenue growth of 38% and billings growth of 37%,” said Dylan Smith, Box co-founder and CFO. “We continued to make significant progress towards achieving positive free cash flow in the fourth quarter of our next fiscal year.”

Fiscal Third Quarter Financial Highlights

•	Revenue for the third quarter of fiscal 2016 was a record of $78.7 million, an increase of 38% from the third quarter of fiscal 2015.

•	Billings in the third quarter of fiscal 2016 were a record of $89.4 million, an increase of 37% from the third quarter of fiscal 2015.

•	Non-GAAP operating loss in the third quarter of fiscal 2016 was $37.9 million, or 48% of revenue. This compares to non-GAAP operating loss of $34.2 million, or 60% of revenue, in the third quarter of fiscal 2015. GAAP operating loss in the third quarter of fiscal 2016 was $55.0 million, or 70% of revenue. This compares to GAAP operating loss of $44.8 million, or 78% of revenue, in the third quarter of fiscal 2015.

•	Non-GAAP net loss per share attributable to common stockholders, basic and diluted, in the third quarter of fiscal 2016 was $0.31 on 121.8 million shares outstanding, compared to $2.32 in the third quarter of fiscal 2015 on 15.0 million shares outstanding. GAAP net loss per share attributable to common stockholders, basic and diluted, in the third quarter of fiscal 2016 was $0.45 on 121.8 million shares outstanding, compared to $3.40 in the third quarter of fiscal 2015 on 15.0 million shares outstanding.

•	Net cash used in operating activities in the third quarter of fiscal 2016 totaled $17.3 million, compared to $21.7 million in the second quarter of fiscal 2016 and $19.6 million in the third quarter of fiscal 2015.

•	Cash, cash equivalents, marketable securities, and restricted cash were $244.0 million as of October 31, 2015, of which $29.1 million was restricted.

Business Highlights (through October 31, 2015, unless otherwise noted)

•	Customer Growth and Momentum:

•	Added or significantly expanded deployments with leading enterprises like Amgen, Westfield Corporation, Sally Beauty Holdings, Grey Global Group, Southwest Airlines, Nest Labs, and more.

•	Grew paying customer base to 54,000 businesses, including 55% of the Fortune 500.

•	Increased number of registered users to over 41 million.

•	Hosted nearly 5,000 attendees, representing thousands of customers, prospects, and partners from more than 15 different countries at BoxWorks 2015.

•	Product Innovation:

•	Launched Box Platform, a new way for Box’s customers, third party developers, and independent software vendors to build applications and digital experiences that leverage Box’s world-class content management technology.

•	Released Box Capture, Box’s new app for the enterprise that securely connects an iOS device’s camera to business processes for field and mobile workers.

•	Announced new capabilities to Box Governance, including Legal Holds, expanded Information Rights Management, and Device Trust.

•	Announced support for three new content viewing experiences in Box — HD video, DICOM viewing for medical images like X-rays and MRIs, and interactive 3D.

•	Strategic Partnerships:

•	Launched new integrations with IBM, including IBM Content Navigator and IBM StoredIQ, and introduced upcoming integrations with IBM Case Manager and IBM Datacap.

•	Announced support for native integrations with Adobe, Autodesk and Docusign to simplify workflow and accelerate collaboration.

•	Announced that Box was selected by Microsoft as one of the first partners to integrate with Microsoft’s InTune mobile security solution.

•	Unveiled Box Enterprise Key Management with support for the new Amazon Web Services Key Management Service (KMS) to make customer managed encryption key functionality accessible to more customers.

•	Welcomed new applications to the Box Trust partner program, including Microsoft’s Adallom, IBM Cloud Enforcer, and Amazon Web Services.

Outlook

•	Q4 FY16 Guidance: Revenue is expected to be in the range of $81 million to $82 million, and non-GAAP operating margin is expected to be in the range of (43%) to (44%). Weighted average diluted shares outstanding is expected to be approximately 123 million.

•	Full Year FY16 Guidance: Revenue is expected to be in the range of $299 million to $300 million, raised from previous guidance of $295 million to $297 million. Non-GAAP operating margin is expected to be approximately (46%), raised from previous guidance of (47%) to (49%). Weighted average diluted shares outstanding is expected to be approximately 121 million.

All forward-looking non-GAAP financial measures contained in this section titled “Outlook” exclude estimates for stock-based compensation expense, intangible assets amortization and, as applicable, other special items. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, Box has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its third quarter fiscal 2016 non-GAAP results included in this press release.

Webcast and Conference Call Information

Box’s management team will host a conference call today beginning at 2:00 PM (PT) / 5:00 PM (ET) to discuss Box’s financial results, business highlights and future outlook. A live audio webcast of Box’s third quarter fiscal 2016 earnings call will be available through Box’s Investor Relations website at www.box.com/investors and will be available before being archived for a period of 90 days.

The access details for the live conference call are:

+ 1-888-632-3382, (U.S. and Canada), conference ID: BOXQ316

+ 1-785-424-1667 (international), conference ID: BOXQ316

A telephonic replay of the call will be available approximately two hours after the call and will run for one week. The replay can be accessed by dialing:

+ 1-800-695-1564 (U.S. and Canada)

+ 1-402-530-9025 (international)

Box has used, and intends to continue to use, its Investor Relations website (www.box.com/investors), as well as certain Twitter accounts (@boxhq, @levie and @boxincir), as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

This press release, the financial tables, as well as other supplemental information including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, are also available on Box’s Investor Relations website. Box also provides investor information, including news and commentary about Box’s business and financial performance, Box’s filings with the Securities and Exchange Commission, notices of investor events and Box’s press and earnings releases, on Box’s Investor Relations website.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Box’s expectations regarding its ability to achieve positive free cash flow, profitability, planned investments, planned product enhancements, as well as revenue, non-GAAP operating margin and weighted average diluted outstanding share count expectations for Box’s fourth fiscal quarter and fiscal year 2016 in the section titled “Outlook” above. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: (1) adverse changes in general economic or market conditions; (2) delays or reductions in information technology spending; (3) factors related to Box’s intensely competitive market, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Box’s current or future competitors; (4) the development of the cloud-based Enterprise Content Collaboration market; (5) risks associated with Box’s ability to manage its rapid growth effectively; (6) Box’s limited operating history, which makes it difficult to predict future results; (7) the risk that Box’s customers do not renew their subscriptions or expand their use of Box’s services; (8) Box’s ability to provide successful enhancements, new features and modifications to its platform and services; (9) actual or perceived security vulnerabilities in Box’s services or any breaches of Box’s security controls; and (10) Box’s ability to realize the expected benefits of its third-party partnerships.

Additional information on potential factors that could affect Box’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings Box makes with the Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K filed for the fiscal year ended January 31, 2015 and the Quarterly Report on Form 10-Q filed for the fiscal quarter ended July 31, 2015. These documents are available on the SEC Filings section of Box’s investor relations website located at www.box.com/investors. Box does not assume any obligation to update the forward-looking statements contained in this press release to reflect events that occur or circumstances that exist after the date on which they were made.

About Non-GAAP Financial Measures

To supplement Box’s consolidated financial statements, which are prepared and presented in accordance with GAAP, Box provides investors with certain non-GAAP financial measures, including non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss attributable to common stockholders, non-GAAP net loss per share attributable to common stockholders and billings (collectively, the “non-GAAP financial measures”). The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation of GAAP to non- GAAP data” which are included at the end of this release.

Box uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Box’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Box’s performance by excluding certain expenses that may not be indicative of Box’s recurring core business operating results. Box believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Box’s performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Box’s historical performance as well as comparisons to Box’s competitors’ operating results. Box believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by Box’s institutional investors and the analyst community to help them analyze the health of Box’s business.

Non-GAAP operating loss and non-GAAP operating margin. Box defines non-GAAP operating loss as operating loss excluding expenses related to stock-based compensation (“SBC”), intangible assets amortization, and as applicable, other special items. Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue. Although stock-based compensation is an important aspect of the compensation of Box’s employees and executives, determining the fair value of certain of the stock-based instruments Box utilizes involves a high degree of judgment and estimation and the expense recorded may bear little resemblance to the actual value realized upon the vesting or future exercise of the related stock-based awards. Furthermore, unlike cash compensation, the value of stock options, which is an element of Box’s ongoing stock-based compensation expense, is determined using a complex formula that incorporates factors, such as market volatility, that are beyond Box’s control. For restricted stock unit awards, the amount of stock-based compensation expenses is not reflective of the value ultimately received by the grant recipients. Management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of Box’s core business and to facilitate comparison of Box’s results to those of peer companies. Management also views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s developed technology and trade names, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period. Box further excludes legal settlement costs because they are considered by management to be special items outside Box’s core operating results.

Non-GAAP net loss, non-GAAP net loss attributable to common stock holders, and non-GAAP net loss per share attributable to common stockholders. Box defines non-GAAP net loss as net loss excluding expenses related to SBC, intangible assets amortization, remeasurement of redeemable convertible preferred stock warrant liability, deemed dividend on the conversion of Series F redeemable convertible preferred stock, and as applicable, other special items. Box defines non-GAAP net loss attributable to common stockholders as net loss attributable to common stockholders excluding expenses related to SBC, intangible assets amortization, remeasurement of redeemable convertible preferred stock warrant liability, accretion of redeemable convertible preferred stock, deemed dividend on the conversion of Series F redeemable convertible preferred stock, and as applicable, other special items. Box defines non-GAAP net loss per share attributable to common stockholders as non-GAAP net loss attributable to common stockholders divided by the weighted average outstanding shares. Box excludes remeasurement of redeemable convertible preferred stock warrant liability, accretion of redeemable convertible preferred stock, deemed dividend on the conversion of Series F redeemable convertible preferred stock, and as applicable, other special items because they are considered by management to be outside Box’s core operating results.

Billings. Box defines billings as revenue plus the change in deferred revenue in the period.

The accompanying tables have more details on the non-GAAP financial measures that are most directly comparable to GAAP financial measures and the related reconciliations between these financial measures.

About Box

Founded in 2005, Box [NYSE:BOX] is transforming the way people and organizations work so they can achieve their greatest ambitions. As the leading enterprise software platform for content collaboration, Box helps businesses of all sizes in every industry securely access and manage their critical information in the cloud. Box is headquartered in Redwood City, CA, with offices across the United States, Europe and Asia. To learn more about Box, visit www.box.com.

Contacts

Media:

Denis Roy, Box

+1 650-543-6926

press@box.com

Investors:

Alice Kousoum Lopatto, Box

+1 650-209-3467

ir@box.com

BOX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 31, 2015	January 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$189,695	$330,436
Marketable securities	25,204	—
Accounts receivable, net	64,368	54,174
Prepaid expenses, restricted cash and other current assets	21,656	12,132
Deferred commissions	9,606	9,487

Total current assets	310,529	406,229
Property and equipment, net	113,543	58,446
Intangible assets, net	5,365	6,343
Goodwill	14,301	11,242
Restricted cash	28,332	3,367
Other long-term assets	7,916	7,039

TOTAL ASSETS	$479,986	$492,666

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,906	$17,486
Accrued compensation and benefits	20,166	20,486
Accrued expenses and other current liabilities	30,587	16,862
Capital lease obligations, current	2,894	625
Deferred revenue	128,589	107,893
Deferred rent	663	2,701

Total current liabilities	211,805	166,053
Debt, non-current	40,000	40,000
Capital lease obligations, non-current	4,696	1,238
Deferred revenue, non-current	12,558	12,164
Deferred rent, non-current	37,301	3,890
Other long-term liabilities	1,739	1,192

Total liabilities	308,099	224,537

Stockholders’ equity:
Common stock	12	12
Additional paid-in capital	855,093	798,743
Treasury stock	(1,177)	(1,177)
Accumulated other comprehensive loss	(74)	(56)
Accumulated deficit	(681,967)	(529,393)

Total stockholders’ equity	171,887	268,129

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$479,986	$492,666

BOX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
Revenue	$78,651	$57,048	$217,722	$153,801
Cost of revenue [1,2]	23,630	12,518	61,419	32,579

Gross profit	55,021	44,530	156,303	121,222
Operating expenses:
Research and development [2]	26,324	17,172	75,911	48,415
Sales and marketing [2]	63,972	55,257	178,927	152,354
General and administrative [1,2]	19,757	16,855	52,904	41,276

Total operating expenses	110,053	89,284	307,742	242,045

Loss from operations	(55,032)	(44,754)	(151,439)	(120,823)
Remeasurement of redeemable convertible preferred stock warrant liability	—	(54)	—	140
Interest expense, net	(30)	(663)	(773)	(1,450)
Other income, net	165	105	57	41

Loss before provision (benefit) for income taxes	(54,897)	(45,366)	(152,155)	(122,092)
Provision (benefit) for income taxes	220	55	420	(598)

Net loss	(55,117)	(45,421)	(152,575)	(121,494)
Accretion of redeemable convertible preferred stock	—	(5,743)	—	(7,577)

Net loss attributable to common stockholders	$(55,117)	$(51,164)	$(152,575)	$(129,071)

Net loss per share attributable to common stockholders, basic and diluted	$(0.45)	$(3.40)	$(1.27)	$(8.94)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	121,796	15,041	120,537	14,444

[1]	Includes intangible assets amortization as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
Cost of revenue	$1,431	$966	$4,010	$2,377
General and administrative	39	43	117	128

Total intangible assets amortization	$1,470	$1,009	$4,127	$2,505

[2]	Includes stock-based compensation expense as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
Cost of revenue	$1,272	$472	$3,164	$1,102
Research and development	6,455	3,207	18,021	8,220
Sales and marketing	5,005	3,122	14,030	8,306
General and administrative	2,672	1,712	7,632	4,716

Total stock-based compensation	$15,404	$8,513	$42,847	$22,344

BOX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(55,117)	$(45,421)	$(152,575)	$(121,494)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,936	7,623	28,967	19,952
Stock-based compensation expense	15,404	8,513	42,847	22,344
Amortization of deferred commissions	3,974	3,005	11,502	8,837
Remeasurement of redeemable convertible preferred stock warrant liability	—	54	—	(140)
Release of deferred tax valuation allowance	—	—	—	(825)
Other	457	113	557	426
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(10,321)	(3,762)	(10,194)	2,796
Deferred commissions	(3,729)	(3,737)	(11,896)	(9,686)
Prepaid expenses, restricted cash and other assets	1,565	2,020	(25,547)	(2,508)
Accounts payable	(6,989)	1,537	1,879	2,255
Accrued expenses and other liabilities	(937)	2,627	626	(3,907)
Deferred rent	17,616	(221)	21,558	2,031
Deferred revenue	10,798	8,086	21,090	10,608

Net cash used in operating activities	(17,343)	(19,563)	(71,186)	(69,311)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	—	(112,521)	—
Sales of marketable securities	63,062	—	66,911	—
Maturities of marketable securities	13,492	—	20,145	—
Purchases of property and equipment	(19,998)	(7,510)	(47,842)	(29,764)
Acquisition and purchases of intangible assets, net of cash acquired	(53)	(100)	(271)	(202)

Net cash provided by (used in) investing activities	$56,503	$(7,610)	$(73,578)	$(29,966)

BOX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of initial public offering costs	$—	$—	$(2,172)	$(2,748)
Proceeds from borrowings, net of borrowing costs	—	—	—	12,000
Principal payments on borrowings	—	(6,000)	—	(6,000)
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	(5)	—	149,614
Proceeds from exercise of stock options, net of repurchases of early exercised stock options	2,734	746	5,148	2,851
Proceeds from issuances of common stock under employee stock purchase plan	10,282	—	10,282	—
Employee payroll taxes paid related to net share settlement of restricted stock units	(2,105)	—	(8,292)	—
Payments of capital lease obligations	(508)	—	(928)	—

Net cash provided by (used in) financing activities	10,403	(5,259)	4,038	155,717
Effect of exchange rate changes on cash and cash equivalents	13	(16)	(15)	(21)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	49,576	(32,448)	(140,741)	56,419
Cash and cash equivalents, beginning of period	140,119	197,718	330,436	108,851

Cash and cash equivalents, end of period	$189,695	$165,270	$189,695	$165,270

BOX, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

(In thousands, except per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
GAAP operating loss	$(55,032)	$(44,754)	$(151,439)	$(120,823)
Stock-based compensation	15,404	8,513	42,847	22,344
Intangible assets amortization	1,470	1,009	4,127	2,505
Expenses related to a legal verdict	299	1,000	1,277	1,000

Non-GAAP operating loss	$(37,859)	$(34,232)	$(103,188)	$(94,974)

GAAP operating margin	(70)%	(78)%	(70)%	(79)%
Stock-based compensation	20	14	20	15
Intangible assets amortization	2	2	2	2
Expenses related to a legal verdict	—	2	1	—

Non-GAAP operating margin	(48)%	(60)%	(47)%	(62)%

GAAP net loss	$(55,117)	$(45,421)	$(152,575)	$(121,494)
Stock-based compensation	15,404	8,513	42,847	22,344
Intangible assets amortization	1,470	1,009	4,127	2,505
Expenses related to a legal verdict	299	1,000	1,277	1,000
Remeasurement of redeemable convertible preferred stock warrant liability	—	54	—	(140)

Non-GAAP net loss	$(37,944)	$(34,845)	$(104,324)	$(95,785)

GAAP net loss attributable to common stockholders	$(55,117)	$(51,164)	$(152,575)	$(129,071)
Stock-based compensation	15,404	8,513	42,847	22,344
Intangible assets amortization	1,470	1,009	4,127	2,505
Expenses related to a legal verdict	299	1,000	1,277	1,000
Remeasurement of redeemable convertible preferred stock warrant liability	—	54	—	(140)
Accretion of redeemable convertible preferred stock	—	5,743	—	7,577

Non-GAAP net loss attributable to common stockholders	$(37,944)	$(34,845)	$(104,324)	$(95,785)

BOX, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA (CONTINUED)

(In thousands, except per share data)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.45)	$(3.40)	$(1.27)	$(8.94)
Stock-based compensation	0.13	0.56	0.36	1.56
Intangible assets amortization	0.01	0.07	0.03	0.17
Expenses related to a legal verdict	—	0.07	0.01	0.07
Remeasurement of redeemable convertible preferred stock warrant liability	—	—	—	(0.01)
Accretion of redeemable convertible preferred stock	—	0.38	—	0.52

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(2.32)	$(0.87)	$(6.63)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	121,796	15,041	120,537	14,444

BOX, INC.

RECONCILIATION OF GAAP REVENUE TO BILLINGS

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2014	2015	2014
GAAP revenue	$78,651	$57,048	$217,722	$153,801
Deferred revenue, end of period	141,147	100,680	141,147	100,680
Less: deferred revenue, beginning of period	(130,349)	(92,594)	(120,057)	(90,072)

Billings	$89,449	$65,134	$238,812	$164,409